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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): October 15, 2003
                                                         ----------------


                         Home Loan Financial Corporation
    ------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)



                Ohio                        0-23927              31-1578552
---------------------------------    ---------------------   -------------------
(State or other jurisdiction of         (Commission             (IRS Employer
           incorporation)               File Number)         Identification No.)




                     401 Main Street, Coshocton, Ohio 43812
                    -----------------------------------------
               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (740) 622-0444
                                                           --------------


          -------------------------------------------------------------
          (Former name or former address, if changed since last report)


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                                    FORM 8-K


Item 7.  Financial Statements and Exhibits.

         (a) and (b).  Not applicable.

         (c)      Exhibits.

                  See Index to Exhibits.

Item 12. Results of Operations and Financial Condition.

         On October 15, 2003, Home Loan Financial Corporation issued a press release regarding its earnings for the quarter ended September 30, 2003. The press release is attached as Exhibit 99 hereto and incorporated herein by reference.



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     HOME LOAN FINANCIAL CORPORATION



                                     By: /s/ Preston W. Bair
                                        ---------------------------------------
                                          Preston W. Bair, Secretary/Treasurer



Date:  October 16, 2003



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                                INDEX TO EXHIBITS



       Exhibit Number                     Description
       --------------                     -----------
             99 Press Release of Home Loan Financial Corporation dated October 15, 2003